COLUMBIA FUNDS SERIES TRUST

                        Columbia International Value Fund
                                  (the "Fund")

  Supplement dated April 30, 2009 to the Prospectuses, each dated July 1, 2008



         Effective May 1, 2009, the second bullet of the third paragraph in the section entitled "Principal Investment Strategies" is revised and replaced in its entirety as follows:

       |X| typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI EAFE Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations).



























        Shareholders should retain this Supplement for future reference.






INT-47/12701-0409